UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period: 1/31/11

Item 1.  Reports to Stockholders.

GRATIO VALUES FUND (GRVLX)

Annual Report

January 31, 2011

1-877-25-GRATIO

(1-877-254-7284)

www.gratiofunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Gratio Values Fund

Annual Shareholder Letter (for the year ended January 31, 2011)  (Unaudited)

Dear Investor,

2010 was a good year for the Gratio Values Fund. We performed nearly 2% better than our benchmark, and found some exciting new opportunities. What makes this performance remarkable is that we did so while maintaining a substantial balance of the fund in cash.  Our goal is to outperform the S&P 500 Total Return Index* over a five year period after fees and expenses. If we can do this in a reliable manner, we believe that not only have we earned our fee, but that over time, our investors will enjoy substantial incremental gains.

Two large positions contributed disproportionately to the fund’s gains during the year. The first was General Growth Properties (GGP).  Last year, we wrote about our investment in GGP. This year, GGP successfully restructured and emerged from bankruptcy. The fund held a large position in GGP which roughly doubled in value over the year. We have since cut back on the position, but still believe the position could double from current prices. In many respects, GGP was an ideal investment for the fund and represents the core of our investment strategy: we look for positions that have low risk and highly uncertain outcomes. Investments with uncertain and unclear paths are usually offered at substantial discounts by the markets. In other words, we look for investments we believe that are both safe and cheap. And when these types of investments are coupled with a credible event to unmask said certainty, the combination can be powerful.

The second large position is one we both bought and sold in its entirety in 2010, and also fits squarely into the safe and cheap theme of GGP.  British Petroleum’s (BP) Gulf of Mexico disaster transpired in April of last year. The event, while tragic, caused a massive dislocation in the securities of BP. Debt and equity prices dropped precipitously, and at points in the year BP was priced as if it could not continue as a going concern. While BP had significant challenges in front of it, we believed that near-term events were clouding the market’s ability to assess the true long term earning power of BP. BP had been one of the largest and most profitable companies in the world. With so many eyes watching BP, we knew the Macondo well would be plugged, and BP would find its economic footing once again. In a worst case scenario, we believed that BP would become a ripe acquisition target. Even while assuming the absolute worst case scenarios for the cost of a clean-up and damages, BP’s stock reached a low of $27 a share. We were confident that BP was worth at least twice that amount under more normal conditions. As BP plugged the well and the share prices rose, we added to our position as we thought the outlook became exceedingly clear and the investment proposition even less risky. We have since exited our entire position.

GGP and BP were two high profile events from which the fund profited, but there is a third type of investment we focus on: investments that are outside of the public eye and that are not the subject of the media or of Wall Street analysts. These investments tend to be illiquid and unsexy, but the returns can be bountiful for the patient investor.

Our portfolio is filled with these small-cap opportunities, and we are excited to watch these companies grow to a point where more mainstream investors recognize their value and bid up their prices, which allows us to exit and repeat the process. Birner Dental Management Systems is a company that falls into this camp. Birner is a simple business trading at a cheap valuation. Birner effectively owns a network of dental clinics. Its business hasn’t changed since inception, and we doubt there will be dramatic changes in the decades to come. It produces prodigious amounts of cash, which management has returned to shareholders in the form of both dividends and stock buybacks. We have held Birner since the inception

Gratio Values Fund

Annual Shareholder Letter (for the year ended January 31, 2011) (Continued) (Unaudited)

of the fund, and while it has not provided significant capital appreciation during that time, we believe the market will recognize this value within the next two years.

2010 was the year government officials claimed the country began to emerge from the 2008 recession. Although we do agree that the country has turned the corner, we think the economy and markets are still fraught with risk. Markets have roared back to pre-2008 levels, but we do not believe the economic state of the world has. We still see high foreclosure rates, high jobless numbers, many vacant buildings, etc.  For the first time ever, the Federal Reserve has pursued policies to deliberately prop up equity markets. Fed programs such as QE2 have created artificial demand for debt securities, which has inflated equity prices. As has been seen in Japan, the government may be able to prop up economies for short time periods, but it is impossible to fool the markets of economic reality for any prolonged period of time. In the aggregate, markets are no longer cheap, but there are opportunities we see for which we are happy to deploy our capital.

We believe 2011 will be a year filled with volatility. Although volatility can sometimes be disconcerting, we welcome it as value investors because volatility tends to present opportunity – often on very short notice. Holding cash allows us to seize those opportunities while maintaining a defensive posture in the interim.

As I have stated in the past and will repeat here, investors in our fund should maintain a multi-year horizon and commitment to their investment. The 12 months that encompass 2010 are an arbitrary time frame, and over such a short window our investment results may very likely deviate from those of our benchmark. While I am pleased by our outperformance in 2010, I would not have been disappointed by an underperformance in this past year.

Our fund is filled with investments we are truly excited about, but it will require patience to harvest these investments. We know your dreams and hopes are often tied to the economic outcomes of your investment. Although we can never guarantee results, rest assured that we care for your capital as if it were our own. In fact, your investment in the fund sits next to ours.

Respectfully,

R. Rimmy Malhotra

*  The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.     0560-NLD-3/18/2011

Gratio Values Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2011

The Fund's performance figures* for the year ending January 31, 2011, compared to its benchmark:

	One Year	Annualized Since Inception**
Gratio Values Fund	24.06%	12.03%
S&P 500 Total Return Index ***	22.19%	0.05%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-877-254-7284.

** Inception date is February 25, 2008

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies.  The Index is widely used by professional investors as a performance benchmark for Large-Cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry	% of Net Assets
Telecommunications	15.0%
Software	10.5%
REITs	10.9%
Insurance	8.3%
Healthcare-Services	8.1%
Oil & Gas	3.8%
Computers	3.7%
Retail	3.6%
Pipelines	3.2%
Holding Companies-Diversified	2.6%
Other, Cash & Cash Equivalents	30.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Gratio Values Fund
PORTFOLIO OF INVESTMENTS
January 31, 2011
Shares		Fair Value

	COMMON STOCKS - 81.6%
	BANKS - 1.7%
3,000	Citigroup, Inc. *	$ 14,460

	COMMERCIAL SERVICES - 1.9%
200	Corporate Executive Board Co.	7,772
200	Weight Watchers International, Inc.	7,760
		15,532
	COMPUTERS - 3.7%
1,500	Dell, Inc. *	19,740
400	Unisys Corp. *	11,332
		31,072
	ENGINEERING & CONSTRUCTION - 0.6%
230	Tutor Perini Corp.	5,223

	HEALTHCARE-SERVICES - 8.1%
3,570	Birner Dental Management Services, Inc.	68,187

	HOLDING COMPANIES-DIVERSIFIED - 2.6%
3,200	Resource America, Inc. - CL. A	21,952

	INSURANCE - 8.3%
850	Berkshire Hathaway, Inc. - CL. B *	69,487

	INTERNET - 2.1%
400	AOL, Inc. *	9,408
1,000	Earthlink, Inc.	8,530
		17,938
	INVESTMENT COMPANIES - 2.5%
1,569	Fifth Street Finance Corp.	20,679

	LEISURE TIME - 0.4%
200	Interval Leisure Group, Inc. *	3,134

	MEDIA - 0.7%
1,800	Cambium Learning Group, Inc. *	5,886

	MISCELLANEOUS MANUFACTURING - 0.4%
183	John Bean Technologies Corp.	3,303

	OIL & GAS - 3.8%
2,900	Harvest Natural Resources, Inc. *	32,248

	PHARMACEUTICALS - 1.6%
740	Pfizer, Inc.	13,483

	PIPELINES - 3.2%
1,000	Williams Cos., Inc.	26,990

See accompanying notes to financial statements.

Gratio Values Fund
PORTFOLIO OF INVESTMENTS
January 31, 2011
Shares		Fair Value

	REITS - 10.9%
3,806	General Growth Properties, Inc.	$ 56,367
2,901	Winthrop Realty Trust	35,682
		92,049
	RETAIL - 3.6%
414	Aeropostale, Inc. *	9,986
652	American Eagle Outfitters, Inc.	9,428
25	Biglari Holdings, Inc. *	10,750
		30,164
	SOFTWARE - 10.5%
1,700	Microsoft Corp.	47,133
3,086	Versant Corp. *	41,507
		88,640
	TELECOMMUNICATIONS - 15.0%
1,650	BigBand Networks, Inc. *	4,373
2,200	Cisco Systems, Inc. *	46,530
100	InterDigital, Inc.	4,815
10,000	MRV Communications, Inc. *	17,400
400	NeuStar, Inc. - Cl. A *	10,732
6,000	Telular Corp.	42,180
		126,030

	TOTAL COMMON STOCKS ( Cost - $596,954)	686,457

	SHORT-TERM INVESTMENTS - 28.1%
78,692	Dreyfus Institutional Reserve Money Fund, 0.00% **	78,692
78,692	Dreyfus Treasury Prime Cash Management, 0.00% **	78,692
78,692	Milestone Treasury Obligations Portfolio, 0.01% **	78,692
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $236,076)	236,076

	TOTAL INVESTMENTS - 109.7% ( Cost - $833,030) (a)	$ 922,533
	OTHER LIABILITIES LESS ASSETS - (9.7) %	(81,900)
	NET ASSETS - 100.0%	$ 840,633

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $834,191, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 92,799
	Unrealized depreciation	(4,457)
	Net unrealized appreciation	$ 88,342

REIT - Real Estate Investment Trust
* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on January 31, 2011.

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2011

ASSETS
Investment securities:
At cost	$ 833,030
At fair value	$ 922,533
Due from advisor	20,033
Dividends receivable	177
Prepaid expenses and other assets	1,287
TOTAL ASSETS	944,030

LIABILITIES
Payable for investments purchased	74,505
Fees payable to other affiliates	9,453
Due to custodian	208
Fund shares repurchased	200
Distribution (12b-1) fees payable	158
Accrued expenses and other liabilities	18,873
TOTAL LIABILITIES	103,397
NET ASSETS	$ 840,633

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 719,617
Accumulated net investment income	239
Accumulated net realized gain from security transactions	31,274
Net unrealized appreciation of investments	89,503
NET ASSETS	$ 840,633

Shares of beneficial interest outstanding	64,628

Net asset value, offering price and redemption price per share	$ 13.01

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2011

INVESTMENT INCOME
Dividends	$ 9,108
Interest	5
TOTAL INVESTMENT INCOME	9,113

EXPENSES
Administrative services fees	41,463
Accounting services fees	24,041
Transfer agent fees	21,302
Audit fees	15,974
Compliance officer fees	14,146
Legal fees	8,003
Investment advisory fees	5,683
Trustees' fees and expenses	5,368
Registration fees	3,795
Printing and postage expenses	2,963
Custodian fees	1,416
Distribution (12b-1) fees	1,236
Insurance expense	10
Other expenses	1,057
TOTAL EXPENSES	146,457
Fees waived / expenses reimbursed by the Advisor	(139,766)
NET EXPENSES	6,691

NET INVESTMENT INCOME	2,422

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	38,805
Net change in unrealized appreciation on investments	70,232
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	109,037

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 111,459

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	January 31, 2011	January 31, 2010
FROM OPERATIONS
Net investment income	$ 2,422	$ 1,333
Net realized gain from security transactions	38,805	12,815
Net change in unrealized appreciation on investments	70,232	29,158
Net increase in net assets resulting from operations	111,459	43,306

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,183)	(1,824)
From net realized gains	(9,822)	(10,218)
Net decrease in net assets from distributions to shareholders	(12,005)	(12,042)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	511,482	255,560
Net asset value of shares issued in
reinvestment of distributions to shareholders	12,005	11,888
Payments for shares redeemed	(19,274)	(100,045)
Net increase in net assets from shares of beneficial interest	504,213	167,403

TOTAL INCREASE IN NET ASSETS	603,667	198,667

NET ASSETS
Beginning of Year	236,966	38,299
End of Year*	$ 840,633	$ 236,966
* Includes accumulated net investment income of:	$ 239	$ 87

SHARE ACTIVITY
Shares Sold	43,176	25,314
Shares Reinvested	940	1,096
Shares Redeemed	(1,709)	(9,153)
Net increase in shares of beneficial interest outstanding	42,407	17,257

See accompanying notes to financial statements.

Gratio Values Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	January 31, 2011	January 31, 2010	January 31, 2009 (1)
Net asset value,
beginning of year	$ 10.66	$ 7.71	$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.06	0.09	0.14
Net realized and unrealized
gain (loss) on investments	2.51	3.45	(2.43)
Total from investment operations	2.57	3.54	(2.29)

Less distributions from:
Net investment income	(0.04)	(0.09)	-
Net realized gains	(0.18)	(0.50)	-
Total from distributions	(0.22)	(0.59)	-

Net asset value, end of period	$ 13.01	$ 10.66	$ 7.71

Total return (3)	24.06%	45.89%	(22.90%)	(4)

Net assets, end of year (000s)	$ 841	$ 237	$ 38

Ratio of gross expenses to average
net assets	29.49%	84.91%	456.60%	(5)
Ratio of net expenses to average
net assets	1.35%	1.35%	1.35%	(5)
Ratio of net investment income
to average net assets	0.49%	0.84%	1.70%	(5)

Portfolio Turnover Rate	62%	122%	80%	(4)

(1)	The Gratio Values Fund commenced operations on February 25, 2008.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Assume reinvestment of all dividends and distributions, if any.
(4) Not Annualized.
(5) Annualized.

See accompanying notes to financial statements.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2011

1.

ORGANIZATION

The Gratio Values Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 618,270	$ 68,187	$ -	$ 686,457
Short Term Investments	236,076	-	-	236,076
Total	$ 854,346	$ 68,187	$ -	$ 922,533

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.  The assets listed in Level 2 represent Birner Dental Management Services, Inc.

*Refer to the Portfolio of Investments for industry classifications.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. The Fund records dividends and distributions to its shareholders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.  See Note 5 for reclassifications made in the current year.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009, 2010 or expected to be taken in the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $632,805 and $268,428, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Gratio Capital, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

an annual rate of 1.15% of the Fund’s average daily net assets.  For the year ended January 31, 2011, the Fund incurred $5,683 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.35% until May 31, 2011 and 3.00% until May 31, 2020 per annum of the Fund’s average daily net assets.  For the year ended January 31, 2011, the Advisor waived fees or reimbursed expenses totaling $139,766.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.35% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.35% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.35% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The following table shows the remaining waivers subject to recapture by the Advisor:

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  For the year ended January 31, 2011, the Fund paid $1,236 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000, billed monthly, plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  The fees are billed monthly as follows:

The greater of the annual minimum or per account charges. The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.  GFS’s fees collected for the year ended January 31, 2011, were $223. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended January 31, 2011, the Fund incurred expenses of $14,146 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees are included in the line item marked “Compliance officer fees” on the Statement of operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. For the year ended January 31, 2011, GemCom collected amounts totaling $4,142 for EDGAR and printing services performed. Such fees are included in the line item marked “Printing and postage expenses” on the Statement of Operations in the shareholder report.

In addition, certain affiliates of Gratio provide ancillary services to the Fund as follows:

Gratio Transfer Agency Services, LLC (“GTA”), an affiliate of Gratio, shall act in its capacity as sub-transfer agent. As a sub-transfer agency GTA, has the responsibility of issuing of shares and providing certain services to those holders. Pursuant to the terms of the Fund’s Sub-Transfer Agency services agreement, as of March 1, 2010 the Fund pays GTA a base monthly fee of $1.00 per open or closed account. The Trust has agreed to reimburse Gratio for all out-of pocket expenses incurred when

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

performing services under this agreement. For the year ended January 31, 2011, GTA has collected $0 for services rendered.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods were as follows:

As of January 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.  The difference between book basis and tax basis undistributed net investment income is primarily attributable to the tax treatment of net short-term capital gains.

Permanent book and tax differences, primarily attributable to return of capital adjustments from sales, resulted in reclassification for the period ended January 31, 2011 as follows: a decrease in accumulated net investment income of $87 and an increase in accumulated net realized gain from security transactions of $87.

6. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Gratio Values Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gratio Values Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of January 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2011 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gratio Values Fund as of January 31, 2011, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

April 1, 2011

Gratio Values Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2011

As a shareholder of the Gratio Values Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Gratio Values Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2010 through January 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Gratio Values Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/10	Ending Account Value 1/31/11	Expenses Paid During Period 8/1/10 – 1/31/11*
Actual	$1,000.00	$1,178.80	$7.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio 1.35%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Gratio Values Fund

SUPPLEMENTAL INFORMATION

January 31, 2011

Renewal of Advisory Agreement – Gratio Values Fund

In connection with a meeting held on December 13, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Gratio Capital, Inc. (“GC” or the “Adviser”) and the Trust, on behalf of the Gratio Values Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of GC’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed CP’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of GC’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

 Fees and Expenses.  The Board noted that GC charges a 1.15% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fee was acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that the Adviser’s level of profitability from its relationship to Fund is not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Gratio Values Fund

TRUSTEES AND OFFICERS (Unaudited)

January 31, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan (66) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)(1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	76
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010); Greenwich Advisors Trust and Global Real Estate Fund	76
Gary W. Lanzen (57) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company)(2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	76
Mark H. Taylor (47) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member, Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	76
Interested Trustees and Officers
Michael Miola** (58) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. (since 2003) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.	76

Gratio Values Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

January 31, 2011

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Kevin E. Wolf (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004). Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

James P. Ash (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2011

Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).

Other Directorships: N/A

N/A

James Colantino (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2006

Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Other Directorships: N/A

N/A

Erik Naviloff (42)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2009

Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.

Other Directorships: N/A

N/A

Richard Gleason (33)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Manager of Fund Administration, Gemini Fund Services, LLC (since 2008);

Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).

Other Directorships: N/A

N/A

Dawn Borelli (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).

Other Directorships: N/A

N/A

Lynn Bowley (52)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC,  (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-254-7284.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us. The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-254-7284 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-254-7284.

INVESTMENT ADVISOR

Gratio Capital, Inc.

1233 Howard Street, Suite 2-F

San Francisco, CA 94103

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $13,000

2010 - $12,500

2009 - $12,000

(b)

Audit-Related Fees

2011 – None

2010 – None

2009 – None

(c)

Tax Fees

2011- $2,500

2010- $2,000

2009- $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

2009 - None

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,000

2010 - $2,000

2009 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/7/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/7/11